EXHIBIT 99.2

PXRE              Consolidated Balance Sheets
Group Ltd.        (Dollars in thousands, except par value per share)
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
--------------------------------------------------------------------------------------------------------------------------

                                                                                             March 31,        December 31,
                                                                                               2003               2002
                                                                                               ----               ----
                                                                                            (Unaudited)
Assets            Investments:
                     Fixed maturities:
                       Available-for-sale (amortized cost $434,076 and
                         $465,963, respectively                                              $ 447,216           $ 478,878
                       Trading (cost $25,210 and $19,521, respectively)                         28,039              21,871
                     Short-term investments                                                    217,794             133,318
                     Hedge funds (cost $82,727 and $84,915, respectively)                      111,479             113,105
                     Other invested assets (cost $10,284 and $10,522, respectively)             11,420              11,529
                                                                                       ----------------    ----------------
                        Total investments                                                      815,948             758,701
                  Cash                                                                          52,676              46,630
                  Accrued investment income                                                      5,582               5,788
                  Premiums receivable, net                                                      69,475              77,290
                  Other receivables                                                             35,714              27,052
                  Reinsurance recoverable on paid losses                                        29,611              29,653
                  Reinsurance recoverable on unpaid losses                                     174,035             207,444
                  Ceded unearned premiums                                                       16,032              10,496
                  Deferred acquisition costs                                                    15,648              22,721
                  Other assets                                                                  50,868              51,367
                                                                                       ----------------    ----------------
                        Total assets                                                       $ 1,265,589         $ 1,237,142
                                                                                       ================    ================

Liabilities       Losses and loss expenses                                                   $ 437,612           $ 447,829
                  Unearned premiums                                                             77,864              63,756
                  Debt payable                                                                  10,000              30,000
                  Reinsurance balances payable                                                  76,596              81,090
                  Deposit liabilities                                                           66,086              35,149
                  Income tax payable                                                               858               2,486
                  Other liabilities                                                             24,358              29,033
                                                                                       ----------------    ----------------
                        Total liabilities                                                      693,374             689,343
                                                                                       ----------------    ----------------

                  Minority interest in consolidated subsidiary:
                      Company-obligated mandatorily redeemable capital trust
                       pass-through securities of subsidiary trust holding solely a
                       company-guaranteed related subordinated debt                             94,337              94,335
                                                                                       ----------------    ----------------

Stockholders'     Serial convertible preferred stock, $1.00 par value, $10,000 stated
Equity                 value -- 10 million shares authorized, 0.02 million shares
                       issued and outstanding                                                  162,259             159,077
                  Common stock, $1.00 par value -- 50 million shares
                       authorized, 12.2 million and 12.0 million shares issued
                       and outstanding, respectively                                            12,177              12,030
                  Additional paid-in capital                                                   172,271             168,866
                  Accumulated other comprehensive income net of deferred income
                     tax expense of $3,317 and $2,866, respectively                              8,198               7,142
                  Retained earnings                                                            127,755             108,062
                  Restricted stock at cost (0.2 million and 0.2 million shares,
                     respectively)                                                              (4,782)             (1,713)
                                                                                       ----------------    ----------------
                        Total stockholders' equity                                             477,878             453,464
                                                                                       ----------------    ----------------
                        Total liabilities and stockholders' equity                         $ 1,265,589         $ 1,237,142
                                                                                       ================    ================



                              The accompanying notes are an integral part of these statements.
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
PXRE              Consolidated Statements of Income and Comprehensive Income
Group Ltd.        (Dollars in thousands, except per share amounts)
--------------------------------------------------------------------------------------------------------

                                                                               Three Months Ended
                                                                                    March 31,
                                                                             2003               2002
                                                                             ----               ----
                                                                                   (Unaudited)


Revenues          Net premiums earned                                          $ 84,772        $ 59,156
                  Net investment income                                           5,475           4,087
                  Net realized investment (losses) gains                             (1)            489
                  Fee income                                                      1,276           1,253
                                                                          --------------  --------------
                                                                                 91,522          64,985
                                                                          --------------  --------------

Losses and        Losses and loss expenses incurred                              32,854          17,223
Expenses          Commissions and brokerage                                      20,027          12,443
                  Other operating expenses                                        9,162           8,870
                  Interest expense                                                2,259             745
                  Minority interest in consolidated subsidiary                    2,106           2,224
                                                                          --------------  --------------
                                                                                 66,408          41,505
                                                                          --------------  --------------


                  Income before income taxes                                     25,114          23,480
                  Income tax provision                                            1,507           5,247
                                                                          --------------  --------------


                  Net income before preferred stock dividends                  $ 23,607        $ 18,233
                                                                          --------------  --------------
                  Preferred stock dividends                                       3,182               -
                                                                          --------------  --------------
                  Net income available to common stockholders                  $ 20,425        $ 18,233
                                                                          ==============  ==============


Comprehensive     Net income before preferred stock dividends                  $ 23,607        $ 18,233
Income, Net       Net unrealized appreciation (depreciation) on investments         111          (1,415)
of Tax            Net unrealized appreciation on cash flow hedge                    945             202
                                                                          --------------  --------------
                  Comprehensive income                                         $ 24,663        $ 17,020
                                                                          ==============  ==============


Per Share         Basic:
                       Net income before preferred stock dividends               $ 1.98          $ 1.56
                       Preferred stock dividends                                  (0.27)              -
                                                                          --------------  --------------
                       Net income available to common stockholders                 1.71            1.56
                                                                          --------------  --------------
                       Average shares outstanding (000's)                        11,894          11,710
                                                                          ==============  ==============


                  Diluted:
                       Net income                                                $ 1.04          $ 1.51
                                                                          ==============  ==============
                       Average shares outstanding (000's)                        22,664          12,037
                                                                          ==============  ==============


                    The accompanying notes are an integral part of these statements.
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
PXRE              Consolidated Statements of Stockholder' Equity
Group Ltd.        (Dollars in thousands)
------------------------------------------------------------------------------------------------------

                                                                             Three Months Ended
                                                                                  March 31,
                                                                           2003               2002
                                                                           ----               ----
                                                                                 (Unaudited)


Preferred Stock    Balance at beginning of period                          $ 159,077              $ -
                   Dividends to preferred stockholders                         3,182                -
                                                                     ----------------   --------------
                       Balance at end of period                            $ 162,259              $ -
                                                                     ================   ==============

Common Stock       Balance at beginning of period                           $ 12,030         $ 11,873
                   Issuance of shares, net                                       147               71
                                                                     ----------------   --------------
                       Balance at end of period                             $ 12,177         $ 11,944
                                                                     ================   ==============

Additional         Balance at beginning of period                          $ 168,866        $ 175,405
Paid-in Capital    Issuance of shares                                          3,341            1,307
                   Other                                                          64              (18)
                                                                     ----------------   --------------
                       Balance at end of period                            $ 172,271        $ 176,694
                                                                     ================   ==============

Accumulated        Balance at beginning of period                            $ 7,142           $ (299)
Other              Change in unrealized gains (losses)                           111           (1,415)
Comprehensive      Change in cash flow hedge                                     945              202
                                                                     ----------------   --------------
Income                 Balance at end of period                              $ 8,198         $ (1,512)
                                                                     ================   ==============

Retained           Balance at beginning of period                          $ 108,062         $ 55,473
Earnings           Net income before preferred stock dividends                23,607           18,233
                   Dividends to preferred stockholders                        (3,182)               -
                   Dividends to common stockholders                             (732)            (717)
                                                                     ----------------   --------------
                       Balance at end of period                            $ 127,755         $ 72,989
                                                                     ================   ==============

Restricted Stock   Balance at beginning of period                           $ (1,713)        $ (2,672)
                   Issuance of restricted stock                               (3,845)            (803)
                   Amortization of restricted stock                              776              677
                                                                     ----------------   --------------
                       Balance at end of period                             $ (4,782)        $ (2,798)
                                                                     ================   ==============

Total              Balance at beginning of period                          $ 453,464        $ 239,780
Stockholders'      Issuance of shares                                          3,488            1,378
Equity             Restricted stock, net                                      (3,069)            (126)
                   Unrealized appreciation (depreciation) on investments,
                      net of deferred income tax                                 111           (1,415)
                   Unrealized appreciation on cash flow hedge,
                      net of deferred income tax                                 945              202
                   Net income before preferred stock dividends                23,607           18,233
                   Dividends to common stockholders                             (732)            (717)
                   Other                                                          64              (18)
                                                                     ----------------   --------------
                       Balance at end of period                            $ 477,878        $ 257,317
                                                                     ================   ==============


                   The accompanying notes are an integral part of these statements.
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
PXRE              Consolidated Statements of Cash Flows
Group Ltd.        (Dollars in thousands)
--------------------------------------------------------------------------------------------------------


                                                                                Three Months Ended
                                                                                     March 31,
                                                                              2003               2002
                                                                              ----               ----
                                                                                    (Unaudited)


Cash Flow         Net income before preferred stock dividends                  $ 23,607        $ 18,233
from Operating    Adjustments to reconcile net income to net cash
Activities          provided by operating activities:
                      Losses and loss expenses                                  (10,217)        (11,460)
                      Unearned premiums                                           8,572          44,469
                      Deferred acquisition costs                                  7,073          (5,185)
                      Receivables                                                (1,645)        (23,165)
                      Reinsurance balances payable                               (4,495)         14,687
                      Reinsurance recoverable                                    33,451          (3,130)
                      Income taxes                                               (2,015)          7,753
                      Equity in earnings of limited partnerships                 (2,377)         (1,701)
                      Trading portfolio fixed maturities and hedge funds acquired(5,688)              -
                      Deposit liability                                          30,937             434
                      Other                                                      (1,284)           (914)
                                                                            ------------  --------------
                        Net cash provided by operating activities                75,919          40,021
                                                                            ------------  --------------



Cash Flow         Cost of fixed maturity investments                             (3,814)           (203)
from Investing    Fixed maturity investments matured or disposed                 35,162           2,219
Activities        Payable for securities                                            233             (94)
                  Cost of equity securities                                         (76)              -
                  Equity securities disposed                                          -             275
                  Net change in short-term investments                          (84,475)        (56,423)
                  Hedge funds and other invested assets disposed                  8,208          33,973
                  Hedge funds and other invested assets purchased                (4,023)              -
                                                                            ------------  --------------
                        Net cash used by investing activities                   (48,785)        (20,253)
                                                                            ------------  --------------



Cash Flow         Proceeds from issuance of common stock                            286             886
from Financing    Cash dividends paid to common stockholders                       (732)           (717)
Activities        Repayment of debt                                             (20,000)        (10,000)
                  Repurchase of minority interest in consolidated subsidiary          -            (780)
                  Cost of stock repurchased                                        (642)           (452)
                                                                            ------------  --------------
                         Net cash used by financing activities                  (21,088)        (11,063)
                                                                            ------------  --------------

                  Net change in cash                                              6,046           8,705
                  Cash, beginning of period                                      46,630          22,888
                                                                            ------------  --------------
                  Cash, end of period                                          $ 52,676        $ 31,593
                                                                            ============  ==============


                    The accompanying notes are an integral part of these statements.
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